UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: April 14, 2014
(Date of earliest event reported)

Timberline Resources Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055
_____________________________________

Delaware (State or other jurisdiction of incorporation)	82-0291227 (IRS Employer Identification No.)

101 East Lakeside Avenue
Coeur d’Alene, Idaho 83814
(Address of principal executive offices, including zip code)

(208) 664-4859
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 11, 2014, Timberline Resources Corporation (the “Registrant”) entered into a letter of intent (the “LOI”) with Wolfpack Gold Corp. (“Wolfpack”) pursuant to which the Registrant agreed in principal to merge with Wolfpack.

On April 14, 2014, the Registrant amended the LOI with Wolfpack (the “Amended LOI”) to among other things, amend the proposed, non-binding terms of Timberline’s acquisition of Wolfpack and to extend the expiration date of the binding exclusivity period in the LOI from April 22, 2014 to May 5, 2014.  The terms and conditions of the binding exclusivity provisions contained in the LOI were not otherwise amended in the Amended LOI and are set forth in Item 1.01 of the Registrant’s Current Report on Form 8-K filed with the United States Securities Exchange Commission (the “SEC”) on March 18, 2014, which is incorporated herein by reference.

In addition, the Amended LOI confirmed the receipt of a bridge loan in the amount of up to US$1,000,000 provided by Wolfpack to the Registrant to fund the working capital needs of the Registrant pursuant to a promissory note (the “Note”) dated March 14, 2014 and a deed of trust, security agreement, assignment of leases and rents and fixture filing to secure promissory note (the “Deed of Trust”) dated March 14, 2014.  The Amended LOI does not amend in any way the terms and conditions of the Note and Deed of Trust. The description of the material terms of the Note and the Deed of Trust is set forth in Item 1.01 of the Registrant’s Current Report on Form 8-K filed with the SEC on March 20, 2014.

Completion of the proposed business combination is subject to a number of conditions, including satisfactory completion of due diligence by each of the parties, execution of a mutually acceptable definitive agreement by May 5, 2014, and receipt by both Wolfpack and the Registrant of all stock exchange and third party approvals, including shareholder approval, if required.

Item 7.01  Regulation FD Disclosure.

On April 17, 2014, the Registrant issued a press release attached hereto as Exhibit 99.1 announcing the amendment to the LOI.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Exhibits

Exhibit	Description
99.1	Press Release, dated April 17, 2014*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: April 17, 2014	By:	/s/ Randal Hardy
Randal Hardy Chief Financial Officer and Director

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated April 17, 2014*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.